RELATED PARTIES	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
RELATED PARTIES

NOTE 15 - RELATED PARTIES:

a.The Company receives and provides certain services from and to Home Skinovations Ltd., a related party as part of a service agreement between them. The services include an office sublease in Israel, use of certain computer hardware and switchboard infrastructure, certain software licenses, joint purchases of employees welfare products and services from third parties and limited manpower services. The Chairman of the Board and Chief Executive officer of the Company is also a substantial shareholder of the Company and a substantial shareholder and board member of Home Skinovations Ltd. The Company recorded expenses related to services received from Home Skinovations Ltd. of $82, $247 and $82 for the years ended December 31, 2020, 2019 and 2018, respectively.

Commencing in May 2018, the Company ceased to receive office sublease services from Home Skinovations Ltd., as a result of the Company’s new lease agreement (see note 9).

b.The Company’s subsidiary in Canada receives and provides certain services from and to a subsidiary of Home Skinovations Ltd. in Canada as part of a service agreement between them. The services include mobile phone services, an office sublease, use of certain computer hardware and switchboard infrastructure, certain software licenses, joint purchases of employee’s welfare products and services from third parties and limited manpower services. In relation to these services, the Company recorded expenses in the amount of $379, $341 and $140 for the years ended December 31, 2020, 2019 and 2018, respectively.

c.The Company’s subsidiaries in North America receive certain marketing services from SpaMedica International SRL, one of the Company’s shareholders, and its related party SpaMedica Corp., and recorded expenses related to those services in the amount of $307 and $710 and $518, for the years ended December 31, 2020, 2019 and 2018, respectively.